CONSOLIDATED BALANCE SHEETS [Parenthetical] (CNY) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Allowance for doubtful accounts receivable (in RMB)	6,752	2,714
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	0	0
Common stock, shares authorized	60,000,000	60,000,000
Common stock, shares issued	23,382,812	23,382,812
Common stock, shares outstanding	23,382,812	23,382,812
Treasury stock, shares	498,851	498,851